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INDEPENDENT AUDITORS' CONSENT

We consent to the inclusion in this Pre-effective Amendment No. 1 to Registration Statement No. 333-110037 on Form N-1A of Pioneer Series Trust II of our reports dated January 23, 2004 appearing in the Annual Reports on Form N-1A of Papp Stock Fund, Inc., Papp America-Abroad Fund, Inc., Papp America-Pacific Rim Fund, Inc., and Papp Small & Mid-Cap Growth Fund, Inc. as of and for the year ended December 31, 2003 and to the reference to us under the headings
"Financial Highlights" in the Prospectus, which is a part of this Registration Statement, and under the heading "Financial Statements" in the Statement of Additional Information, which is also a part of this Registration Statement.

The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and for which we have expressed no opinion or other form of assurance. Those auditors expressed an unqualified opinion on those financial statements in their report dated January 17, 2002.

/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona
February 12, 2004